UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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IRADIMED CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRADIMED CORPORATION
1025 Willa Springs Drive, Winter Springs, FL 32708

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of IRADIMED CORPORATION which will be held on Friday, June 14, 2019, 10:00 am, local time, at 1025 Willa Springs Drive, Winter Springs, Florida 32708, which is the location of our offices.

The Annual Meeting of the Company is being held for the following purposes:

1.                                      To elect the following persons to serve as directors:

Roger Susi,

Monty Allen,

Anthony Vuoto; and

James Hawkins

2.                                      To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019; and

3.                                      To transact such other business as may properly come before the meeting or any adjournments thereof.

The board of directors recommends a vote “FOR” the director nominees listed above and for the ratification of RSM US LLP as the independent registered public accounting firm of the Company.

Additional details regarding the meeting and the business to be conducted are described in the accompanying proxy statement.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting.  The proxy statement explains more about proxy voting, so please read it carefully.

As a final note, on behalf of the Board, I would like to thank director Jonathan Kennedy, who is not standing for re-election for another term, for his counsel and guidance. His services benefitted the Board and the Company.

We look forward to your continued support.

Sincerely,

/s/ Roger E. Susi

Roger E. Susi
President and Chief Executive Officer

April 30, 2019

It is important that your shares be represented at the 2019 Annual Meeting of Stockholders regardless of the number of shares you hold.  Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the meeting.

If you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

This proxy statement is dated April 30, 2019 and is going to be first mailed to stockholders of IRADIMED CORPORATION on or about May 10, 2019.  This proxy statement contains information on matters to be voted upon at the 2019 Annual Meeting of Stockholders or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Friday, June 14, 2019 at 1025 Willa Springs Drive, Winter Springs, Florida 32708, which is the location of our offices.

PROXY STATEMENT FOR THE
2019 MEETING OF STOCKHOLDERS

IRADIMED CORPORATION (“we,” “us,” “our,” “IRADIMED,” or the “Company”) is providing these proxy materials in connection with the 2019 Annual Meeting of Stockholders of IRADIMED CORPORATION (the “2019 Meeting”).  This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2019 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2019 MEETING

Q:          When and where is the 2019 Meeting?

A:           The 2019 Meeting is being held at 1025 Willa Springs Drive, Winter Springs, Florida 32708, at 10:00 am, local time on Friday, June 14, 2019.  Driving directions to the 2019 Meeting may be obtained by contacting the Company at (407) 677-8022.

Q:          Who is entitled to vote at the 2019 Meeting?

A:           Holders of IRADIMED CORPORATION common stock, par value $0.0001 per share (“Common Stock”), at the close of business on April 18, 2019, the record date for the 2019 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2019 Meeting (the “Meeting Notice”), and to vote their shares at the 2019 Meeting and any related adjournments or postponements.  The Meeting Notice, proxy statement and form of proxy are expected to be mailed to stockholders on or about May 10, 2019.

As of the close of business on the Record Date, there were 11,145,055 shares of our Common Stock outstanding and entitled to vote.  Holders of our Common Stock are entitled to one vote per share at the 2019 Meeting.  Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2019 Meeting, there are a total of 11,145,055 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:          Who can attend the 2019 Meeting?

A:           Admission to the 2019 Meeting is limited to:

•                       stockholders as of the close of business on the Record Date, April 18, 2019;

•                       holders of valid proxies for the 2019 Meeting; and

•                       our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:          Can I vote my shares by filling out and returning the Meeting Notice?

A:           No.  The Meeting Notice identifies the items to be voted on at the 2019 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:          What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:           If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record.  If your shares are held in the name of your broker, bank or other nominee, these shares are held in “street name.”

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use.  If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares.  If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:          What are the quorum requirements for the 2019 Meeting?

A:           The presence in person or by proxy of a majority in voting interest of the shares entitled to vote at the 2019 Meeting constitutes a quorum.  Your shares will be counted as present at the 2019 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2019 Meeting.  Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:          What matters will the stockholders vote on at the 2019 Meeting?

The stockholders will vote on the following proposals:

•                       Proposal 1.  Election of Directors.  To elect four members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified, including Roger Susi, our Chief Executive Officer, who, if so elected, will be appointed by the Board to serve as Chairman of the Board, Monty Allen, Anthony Vuoto, and James Hawkins.

•                       Proposal 2.  Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm.

Q:          What vote is required to approve these proposals?

A:           Provided a quorum is present, the following are the voting requirements for each proposal:

•                       Proposal 1. Election of Directors.  Each of the four nominees who receive the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

•                       Proposal 2. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, RSM US LLP, will be ratified upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Q:          What are the Board’s voting recommendations?

A:           Our Board recommends that you vote your shares:

•                       “FOR” the four directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified; and

•                       “FOR” the ratification of RSM US LLP as the Company’s independent registered public accounting firm.

Q:          How do I vote?

A:           You may vote by any of the following methods:

•                       In person.  Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the 2019 Meeting.  If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares.  A photo I.D. is required to vote in person.

•                       By mail.  If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided.  Please allow sufficient time for mailing if you decide to vote by mail.

•                       By internet or telephone. Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares.  If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Q:          How can I change or revoke my vote?

A:           You may change your vote as follows:

•                       Stockholders of record.  You may change or revoke your vote by submitting a written notice of revocation to IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708, Attention:  Chris Scott, Corporate Secretary, or by submitting another proxy card before the conclusion of the 2019 Meeting.  For all methods of voting, the last vote cast will supersede all previous votes.

•                       Beneficial owners of shares held in “street name.”  You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:          What if I do not specify a choice for a matter when returning a proxy?

A:           Your proxy will be treated as follows:

•                       Stockholders of record.  If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

•                       Beneficial owners of shares held in “street name.”  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is referred to as a “broker non-vote.”

Q:          Which ballot measures are considered “routine” or “non-routine”?

A:           The election of directors (“Proposal 1”) is considered to be a non-routine matter under applicable rules.  The confirmation of RSM US LLP as the Company’s independent registered public accounting firm (“Proposal 2”) is considered a routine matter.  A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.

Q:          Could other matters be decided at the 2019 Meeting?

A:           As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2019 Meeting other than those referred to in this proxy statement.  If other matters are properly presented at the 2019 Meeting for consideration, the proxy holders for the 2019 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:          How are proxies solicited and what is the cost?

A:           We will incur and bear all expenses connected with the solicitation of proxies.  In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by email, telephone, letter, facsimile or in person.  Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies.  In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.  We do not intend to engage a proxy solicitation firm to assist us in soliciting proxies.

Q:          What are the implications of being an “emerging growth company?”

A:           We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements.  As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (or the “JOBS Act”) including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (or the “Exchange Act”).  In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.  We anticipate that starting December 31, 2019, we will no longer be an emerging growth company and after that date we will no longer be able to avail ourselves of these exemptions.

Q:          What should I do if I have questions regarding the 2019 Meeting?

A:           If you have any questions about the 2019 Meeting, would like to obtain directions to be able to attend the 2019 Meeting and vote in person, or would like additional copies of any of the documents referred to in this proxy statement, you should call us at (407) 677-8022.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

General

At the 2019 Meeting, a board of four directors will be elected, each to hold office until a succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board).  Information concerning all director nominees is contained in this proxy statement.  Roger Susi, Monty Allen, and Anthony Vuoto are incumbent directors of the Company.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

The four nominees receiving the highest number of votes will be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions.  Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE REAPPOINTMENT OF RSM US LLP.

Our stockholders are being provided the opportunity to ratify the Board’s appointment of RSM US LLP as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2019.

General

Our Audit Committee of the Board of Directors has appointed RSM US LLP to examine our financial statements for 2019.  The selection of RSM US LLP as the independent registered public accounting firm for 2019 is being presented to our stockholders for ratification at the 2019 Meeting.  Representatives of RSM US LLP are expected to be present at the 2019 Meeting.

During the fiscal years ended December 31, 2018, 2017, and 2016, there were no disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM US LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  During the fiscal years ended December 31, 2018, 2017, and 2016 there were no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended December 31, 2018 and 2017:

	2018	2017

Audit Fees	$191,000	$188,348
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$191,000	$188,348

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017, in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. None.

Tax Fees. None.

All Other Fees. Represent amounts billed in each of the years presented for services not classifiable under the other categories listed in the table above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

On April 14, 2014 we adopted an Audit Committee Charter which requires the Audit Committee to pre-approve all audit and non-audit services provided by our independent registered public accounting firm.  All of the services and fees since the adoption of our Audit Committee Charter were reviewed and approved by our Audit Committee before the respective services were rendered.

Vote Required for Approval

The foregoing Proposal 2 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of RSM US LLP as its independent registered public accounting firm for fiscal year 2019.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of April 30, 2019 are as follows:

Name	Age	Position(s)
Roger Susi	65	Chairman of the Board, Chief Executive Officer, President, Director and director nominee, Chairman of the Board nominee
Chris Scott	48	Chief Financial Officer and Corporate Secretary
John McCreery	64	Chief Operating Officer
Brent Johnson	59	Executive Vice President of Worldwide Sales
Francis Casey	64	Vice President of Regulatory and Quality Assurance
Steve Nardi	57	Vice President of Manufacturing
Louis Waldman	63	Controller
Monty Allen (1)(2)	66	Director and director nominee
Anthony Vuoto (1)(2)	68	Director and director nominee
Jonathan Kennedy (1)(2)	48	Director
James Hawkins	63	Director nominee

(1)         Member of the Audit Committee

(2)         Member of the Compensation Committee

Information Concerning Directors and Nominees

Roger Susi. Nominee. Mr. Susi is the founder of our Company and has served as our Chief Executive Officer and President and a director from inception. He has over 35 years of management experience in the medical device industry, including as a founder, Chairman and Chief Executive Officer of Invivo Research Inc., a medical device company and the predecessor to Invivo Corporation, which established MRI-safe patient monitoring. Mr. Susi served as a director of Invivo Corporation from 1998 through 2000 and as President of Invivo Research Inc. from 1979 through 1998. Mr. Susi is a biomedical engineer and received a B.S. in Biomedical Engineering from Case Western Reserve University in 1977. We believe Mr. Susi’s extensive experience in the medical device industry and intimate knowledge of our Company as one of our founders qualify him to serve as Chairman of our Board of Directors.

Monty Allen. Nominee. Mr. Allen has served as a member of our Board of Directors since January 2014. Mr. Allen served as Chief Financial Officer, Secretary and Treasurer of LENSAR, Inc., a medical device business from 2005 through 2011 and continued to serve LENSAR in other capacities until 2016. From 2011 to present, Mr. Allen has served several other businesses as a consultant. Mr. Allen has more than 40 years of accounting and finance experience including service as Chief Financial Officer of three publicly-held companies in biotech, medical and optical technologies. Mr. Allen is a licensed CPA in Florida. Mr. Allen received a B.S. in Accounting and International Business from Florida State University in 1974 and an M.B.A. in General Management from Harvard University in 1978. We believe that Mr. Allen’s experience and expertise in the fields of accounting and finance qualify him to serve on our Board of Directors.

Anthony Vuoto. Nominee. Mr. Vuoto was appointed to our Board of Directors in March 2016.  From 2009 to February 2016, Mr. Vuoto was General Manager of Retail Payment Solutions at US Bank.  Throughout his career, Mr. Vuoto has held senior leadership positions in several financial institutions and has focused on operations, treasury, investor relations, business development, financial planning and reporting.  Mr. Vuoto received an A.B. in Economics from Princeton University in 1973 and an M.B.A. in Finance from the Wharton Graduate School of Business in 1975.  We believe that Mr. Vuoto’s experience and expertise in the fields of strategy and organizational development qualifies him to serve on our Board of Directors.

Jonathan Kennedy. Mr. Kennedy was appointed to our Board of Directors in June 2016. Mr. Kennedy currently serves as Executive Vice President, General Manager and Chief Financial Officer of Natus Medical Incorporated. Before joining Natus, Mr. Kennedy was Senior Vice President and Chief Financial Officer of Intersil Corporation, a global semiconductor manufacturer, since 2009. Prior to that, he was Intersil’s Corporate Controller since 2005 and Director of Finance since 2004.  Before joining Intersil, Mr. Kennedy held management roles in finance and information technology with Alcon Inc. and Harris Corporation. He holds a Bachelor of Science degree in Business Administration and a Master of Science degree in Accounting from the University of Central Florida. Mr. Kennedy is also a Certified Public Accountant. We believe that Mr. Kennedy’s experience and expertise in the fields of accounting, finance, and technology qualifies him to serve on our Board of Directors. Mr. Kennedy is not standing for re-election at this year’s annual meeting.

James Hawkins. Nominee. Mr. Hawkins previously served on our Board of Directors from 2013 to 2016. From 2004 to 2018, Mr. Hawkins was the President and Chief Executive Officer of Natus Medical, Inc., a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets. Currently he serves as a director of El Dorado Resorts Inc. and OSI Systems, Inc. Prior to Natus, Mr. Hawkins was President, Chief Executive Officer, and a Director of Invivo Corporation, a provider of MRI-safe patient monitoring and the Chief Financial Officer of Sensor Control Corporation. He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree from San Francisco State University. In addition to his direct management experience in the medical device area, Mr. Hawkins has extensive investor contacts and experience with the public markets which we believe qualifies him to serve on our Board of Directors.

Information Concerning Executive Officers Who are Not Directors

Chris Scott. Mr. Scott has served as our Chief Financial Officer and Corporate Secretary since December 2013. Mr. Scott has extensive experience in finance and accounting.  Mr. Scott held a management position at Darden Restaurants, Inc. from 2010 to 2013, where he provided accounting and reporting oversight. From 2002 to 2010, Mr. Scott served as an auditor and senior manager at KPMG LLP. Mr. Scott received a B.S. in Accounting from the University of Central Florida in 2002.

John McCreery. Mr. McCreery has served as our Chief Operating Officer since April 2017. From 1997 to 2017, Mr. McCreery was a professor in operations and innovation at North Carolina State University’s College of Management, working with a wide variety of organizations in operational excellence, innovation management, and leadership development initiatives. He also served as Director of a cross-continent US-Europe-China graduate program in global innovation management. Prior to joining North Carolina State University’s faculty, Mr. McCreery held roles in engineering, manufacturing, IT systems consulting, and company leadership, including Chief Operating Officer at Invivo Research. He received his undergraduate degree in Biomedical Engineering, with Honors, from Case Western Reserve University, an M.B.A. from the University of Michigan, and a Ph.D. in operations management from Ohio State University.

Brent Johnson. Mr. Johnson has served as our Executive Vice President of Worldwide Sales and Marketing since 2012.  From 2009 to 2011, Mr. Johnson was the Vice President of Sales and Marketing at HyGreen Inc., which provides hygiene compliance systems for acute care facilities.  Mr. Johnson was responsible for leading and executing HyGreen’s commercialization strategy.  From 1996 to 2007, Mr. Johnson was the Vice President of Worldwide Sales and Marketing at Invivo Corporation where he was responsible for leading Invivo’s sales and marketing strategies.  Mr. Johnson received a B.S. in Business Administration and Finance from San Diego State University in 1982.

Francis Casey. Mr. Casey has served as our Vice President of Quality Assurance and Regulatory Affairs since 2004.  Mr. Casey is a biomedical engineer with more than 35 years of experience in the medical device field as a regulatory professional for large and medium sized companies.  His experience includes generating and/or obtaining FDA 510(k) clearances for over 50 Class II and III medical devices, including infusion products, and establishing ISO and FDA quality assurance systems.  Mr. Casey brings to our Company more than 20 years of MRI compatible product experience.  Mr. Casey received a B.S. in Biomedical Engineering from Temple University in 1978.

Steve Nardi. Mr. Nardi has served as our Vice President of Manufacturing since 2013.  Mr. Nardi possesses over 25 years of engineering experience in the medical device industry, including senior management and principal engineer roles.  Mr. Nardi received a B.S. in Engineering Technology from Northeastern University Boston in 2003 and an M.S. in Technology Commercialization from Northeastern University Boston in 2010.

Louis Waldman. Mr. Waldman has served as our Controller since 2005. Mr. Waldman brings more than 35 years of professional accounting experience in the medical device and oil refining industries.  Mr. Waldman previously served as controller and Vice President of Finance at Invivo Research Inc. before joining us in 2005.  Mr. Waldman received a B.S. in Accounting from Case Western Reserve University in 1977.

Corporate Governance

Board Leadership Structure. In keeping with good corporate governance practices, we maintain a majority of independent directors and our committees are comprised solely of independent directors.  We do not require our Chairman of the Board be an independent director.

Board Role in Risk Oversight. One of the key functions of our Board is informed oversight of our risk management process.  Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through two Board standing committees (Audit and Compensation) that address risks inherent in their respective areas of oversight.  In particular, our Board is responsible for monitoring and assessing strategic and medical regulatory risk exposures, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures.  The audit committee also has the responsibility to issue guidelines and policies to govern the process by which financial accounting and reporting risk assessment and management is undertaken, monitor compliance with related legal and regulatory requirements, and oversee the performance of our internal audit function.  Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence.  In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.  We deem that Mr. Susi is not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Susi serves as our President and Chief Executive Officer.  We deem that Anthony Vuoto, Monty Allen, and Jonathan Kennedy are independent as that term is defined by NASDAQ 5605(a)(2). We further deem that Mr. Hawkins, a director nominee, is independent as that term is defined by NASDAQ 5605(a)(2).

Director Nominations. Our Board does not have a standing nominating committee. As opposed to delegating such functions to a sub-group of the Board, it has been the Company’s preference to involve all of the Board members in the nomination process.  All of the members of the Board consider and recommend candidates for election to the Board and nominees for committee memberships and committee chairs.  Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment.  The Board seeks individuals from backgrounds of relevant industry and strategic experience that, in concert, offer us and our stockholders varied opinions and insights in the areas most important to us and our corporate mission.  We do not have a formal policy concerning the diversity of the Board.  All director candidates must have time available to devote to the activities of the Board.  We also consider the independence of director candidates, including the appearance of any conflict in serving as a director.  A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company.  In identifying candidates, the Board may also seek input from our executive officers and consider recommendations by employees, business and industry contacts, third-party search firms and any other sources deemed appropriate by such directors.  The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Executive Sessions. Non-management directors may meet in executive sessions without our management.  Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company.  Executive sessions are led by our audit committee chairman.  An executive session is sometimes held in conjunction with regularly scheduled audit committee meetings and other sessions may be called by the audit committee chairman in his own discretion or at the request of the Board of Directors.

The Board and Board Committees

The Board. The Board met five times during 2018, four of which were regularly scheduled meetings and one of which was a special meeting. During 2018, each incumbent director attended 75% or more of the Board meetings.  Directors are not required to attend annual meetings of our stockholders, however, Messrs. Susi and Allen attended the 2018 annual meeting.

Board Committees. Our Board includes an audit committee and a compensation committee.  Our audit and compensation committees are comprised solely of independent board members.  The audit committee held 12 meetings during 2018 and the compensation committee held 4 meetings during 2018.

Audit Committee. Our audit committee currently consists of Mr. Allen, who is the chair of the Committee, Mr. Vuoto, and Mr. Kennedy, each of whom has been determined by our Board to be independent in accordance with NASDAQ and SEC standards.  Mr. Allen and Mr. Kennedy are each an “audit committee financial expert” as the term is defined under the SEC regulations.  The audit committee operates under a written charter.  The functions of the audit committee include:

•                  overseeing our evaluation and engagement of independent registered public accountants;

•                  reviewing our audited financial statements and discussing them with the independent registered public accountants and our management;

•                  meeting with the independent registered public accountants and our management to consider the adequacy of our internal controls; and

•                  reviewing our financial plans, reporting recommendations to our full Board for approval and authorizing actions.

Both our independent registered accounting firm and internal financial personnel may meet with our audit committee and have unrestricted access to the audit committee.

Compensation Committee. Our compensation committee currently consists of Mr. Vuoto, who is chairman of the committee, Mr. Allen, and Mr. Kennedy, each of whom have been determined by our Board to be independent in accordance with NASDAQ standards.  Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The compensation committee operates under a written charter.  The functions of the compensation committee include:

•                  reviewing and, if deemed appropriate, recommending to our Board policies, practices, and procedures relating to the compensation of our directors, officers, and other managerial employees and the establishment and administration of our employee benefit plans;

•                  determining or recommending to the Board the compensation of our executive officers; and

•                  advising and consulting with our officers regarding managerial personnel and development.

Code of Ethics and Conduct.

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees.  The Code of Ethics is available in print to any stockholder that requests a copy.  Copies may be obtained by contacting Investor Relations at our corporate headquarters.  Our Code of Ethics is also available on our website at www.iradimed.com.  We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

Family Relationships.

There are no family relationships among the individuals comprising our Board of Directors and executive officers.

Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders.  Submissions that meet the then current criteria for board membership are forwarded to the Board for further review and consideration.  The Board will consider a recommendation only if the informational and other requirements set forth in our bylaws are met.  The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.  To submit a recommendation for a nomination, a stockholder must write to the Company’s Corporate Secretary, at our principal office, Attention:  Chris Scott, Corporate Secretary.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708, Attention: Chris Scott, Corporate Secretary.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors.  The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board.  The Board will determine the method by which such submissions will be reviewed and considered.  The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders.  We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

Summary Compensation Table

The following table sets forth total compensation earned by our named executive officers, who are comprised of our principal executive officer and our three most highly compensated executive officers other than the principal executive officer for the years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Stock Awards(1)		Other Annual Compensation(2)	Total
		($)	($)	($)			($)	($)
Roger Susi(3)	2018	278,512	216,068	—	—		—	494,580
Chief Executive Officer and President	2017	267,800	206,649	—	—		—	474,449

Chris Scott	2018	223,567	115,628	—	159,995		9,261	508,451
Chief Financial Officer	2017	214,968	110,587	—	159,998		10,800	496,353

Brent Johnson	2018	248,625	154,305	—	39,980		11,000	453,910
Executive VP of Worldwide Sales and Marketing	2017	239,063	147,578	—	40,000		9,867	436,508

John McCreery	2018	208,000	107,577	—	109,982		11,000	436,559
Chief Operating Officer	2017	132,308	46,299	—	593,125	(4)	1,539	773,271

(1)         This amount reflects the aggregate grant date fair value computed in accordance with ASC Topic 718.

(2)         This amount represents our matching contributions to the executive officer’s contributions to their respective 401(k) retirement plans.

(3)         Mr. Susi also serves as Chairman of our Board of Directors but does not receive any compensation for his service as a director.

(4)         Stock awards noted for Mr. McCreery include an initial award of restricted stock units granted upon the start of his employment with the Company having an aggregate grant date fair value of $553,125.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of December 31, 2018.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Roger Susi	—	—	—	—	—	—

Chris Scott	35,000	—	9.84	12/15/2024	2,716	66,433
					6,834	167,160
					8,856	216,618
					6,299	154,074

Brent Johnson	332,775	—	0.93	12/30/2021	617	15,092
	278,408	—	0.93	11/1/2022	1,500	36,690
	149,820	—	1.48	12/31/2023	2,214	54,154
					1,574	38,500

John McCreery	—	—	—	—	46,875	1,146,563
					2,214	54,154
					4,330	105,912

Monty Allen	10,000	—	7.10	9/29/2024	3,690	90,257
	10,000		9.84	12/15/2024	3,937	96,299

Anthony Vuoto	—	—	—	—	2,644	64,672
					3,690	90,257
					3,937	96,299

Jonathan Kennedy(1)	—	—	—	—	2,458	60,123
					3,690	90,257
					3,937	96,299

(1)         Mr. Kennedy was a director during Fiscal Year 2018 but is not standing for re-election at this year’s annual meeting.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table presents information as of December 31, 2018 regarding compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by security holders	1,355,964	$2.29	412,752
Equity compensation plans not approved by security holders	—	—	—
Total	1,355,964	$2.29	412,752

(1)         Represents stock options outstanding under the Company’s 2005 Incentive Stock Plan and the Company’s 2014 Equity Incentive Plan and restricted stock units outstanding under the Company’s 2014 Equity Incentive Plan.

(2)         Represents shares available for issuance under the Company’s 2014 Equity Incentive Plan.

Employment Agreements

In March 2017, we entered into an employment agreement with John McCreery as our Chief Operating Officer.  The agreement provides for a base annual salary of $200,000, with eligibility for merit increases to the base salary, annual bonuses and standard employee benefits.  Upon commencement of Mr. McCreery’s work with us, the agreement also provides for a one-time grant of Restricted Stock Units totaling $550,000 in value.  The employment agreement continues until terminated by us or by Mr. McCreery in accordance with the terms of the agreement.  If Mr. McCreery is terminated by us without cause or he terminates his employment with us for good reason, each as defined under the agreement, we must pay him an amount equal to six months base salary. In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. McCreery terminates his employment with us for good reason, we must pay him an amount equal to his then current annual salary but no less than $200,000.  After taking into account subsequent merit increases, Mr. McCreery’s base annual salary under the employment agreement is currently $208,000.  The agreement also contains non-solicitation, non-compete and confidentiality provisions. In September 2018, we entered into an employment agreement modification with Mr. McCreery. This modification amended his existing employment agreement to increase Mr. McCreery’s annual bonus from 30% of his base salary to 50% of his base salary, which amount may be adjusted based on the overall profitability of the Company and Mr. McCreery’s individual performance. The other terms of the existing employment agreement remained unchanged.

In April 2014, we entered into a written employment agreement with Roger Susi as our Chief Executive Officer and President.  The agreement provides for a base annual salary of $225,000, with eligibility for merit increases to the base salary, annual bonuses and standard employee benefits.  After taking into account subsequent merit increases, Mr. Susi’s base annual salary under the employment agreement is currently $278,512.  The agreement continues until terminated by us or by Mr. Susi in accordance with the terms of the agreement.  If Mr. Susi is terminated by us without cause or he terminates his employment with us for good reason, each as defined under the agreement, we must pay him an amount equal to 12 months base salary.  In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Susi terminates his employment with us for good reason, we must pay him an amount equal to three times his then current annual salary.  The employment agreement also contains non-solicitation, non-compete, and confidentiality provisions and an employee innovation and proprietary information assignment to us by Mr. Susi of any of his inventions or innovations.

We entered into an employment agreement with Chris Scott as our Chief Financial Officer in December 2013, pursuant to which we agree to compensate Mr. Scott at a base annual salary of $145,000, with eligibility for merit increases to the base salary, annual bonuses and standard employee benefits.  After taking into account subsequent merit increases, Mr. Scott’s base annual salary under the employment agreement is currently $223,567.  The employment agreement also provides for a one-time grant of stock options exercisable to purchase 96,250 shares of our common stock.  The agreement continues until terminated by us or by Mr. Scott in accordance with the terms of the agreement.  If Mr. Scott is terminated by us without cause or he terminates his employment with us for good reason, each as defined under the agreement, we must pay him an amount equal to six months base salary.  In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Scott terminates his employment with us for good reason, we must pay him an amount equal to his then current annual salary but no less than $145,000.  The agreement also contains non-solicitation, non-compete and confidentiality provisions.

We entered into a written employment agreement in December 2011 with Brent Johnson, our Executive Vice President of Worldwide Sales and Marketing.  The employment agreement provides for a base annual salary of $175,000, with eligibility for merit increases to the base salary, annual bonuses and standard employee benefits.  After taking into account subsequent merit increases, Mr. Johnson’s base annual salary under the employment agreement is currently $248,624.  The agreement continues until terminated by us or by Mr. Johnson in accordance with the terms of the agreement.  If Mr. Johnson is terminated by us without cause or he terminates his employment with us for good reason, we must pay him an amount equal to 12 months base salary.  In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Johnson terminates his employment with us for good reason, we must pay him an amount equal to his then current annual salary.  The employment agreement also contains non-solicitation, non-compete and confidentiality provisions.

We entered into a written employment agreement in June 2013 with Steven Nardi, our Vice President of Manufacturing.  The employment agreement provides for a base annual salary of $140,000, eligibility for annual bonuses and for standard employee benefits and stock options.  After taking into account subsequent merit increases, Mr. Nardi’s base annual salary under the employment agreement is currently $170,296.  The agreement continues until terminated by us or by Mr. Nardi in accordance with the terms of the agreement.  If Mr. Nardi is terminated by us without cause or he terminates his employment with us for good reason, we must pay him an amount equal to 6 months base salary.  In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Nardi terminates his employment with us for good reason, we must pay him an amount equal to 6 months of his then-current annual salary.  The employment agreement also contains non-solicitation, non-compete and confidentiality provisions.

We entered into a written employment agreement in September 2018 with Louis Waldman, our Controller. The employment agreement provides for a base salary of $181,670 per year and eligibility for an annual bonus based on the overall profitability of the Company and Mr. Waldman’s individual performance. The employment agreement continues until terminated by us or by Mr. Waldman in accordance with the terms of the agreement. If Mr. Waldman is terminated by us without cause or he terminates his employment with us for good reason, we must pay him an amount equal to six months base salary. The agreement also contains non-solicitation, non-compete and confidentiality provisions.

We entered into a written employment agreement in September 2018 with Francis Casey, our Vice President of Regulatory and Quality Assurance. The employment agreement provides for a base salary of $158,912 per year and eligibility for an annual bonus based on the overall profitability of the Company and Mr. Casey’s individual performance. The employment agreement continues until terminated by us or by Mr. Casey in accordance with the terms of the agreement. If Mr. Casey is terminated by us without cause or he terminates his employment with us for good reason, we must pay him an amount equal to six months base salary. The agreement also contains non-solicitation, non-compete and confidentiality provisions.

Employee Benefit Plans

2005 Incentive Stock Plan

In connection with the merger agreement effecting the reincorporation of our Oklahoma entity into the newly formed Delaware corporation in April 2014, the Delaware corporation assumed all obligations associated with the Oklahoma corporation’s 2005 Incentive Stock Plan (the “2005 Plan”).  The 2005 Plan was terminated as of the date of the merger and no new awards will be granted under the 2005 Plan.  All outstanding stock options under the 2005 Plan were assumed and adopted, subject to the 1.75:1 conversion ratio of the merger, by the Company and continue, to the extent yet unexercised and unexpired, to be outstanding and governed by the 2005 Plan.  Upon expiration of any outstanding options under the 2005 Plan, the corresponding number of shares of common stock reserved will be cancelled and will not be made available for issuance under our new plan described below.  As of December 31, 2018, options to purchase a total of 992,441 shares of common stock were issued and outstanding under the 2005 Plan.

2014 Equity Incentive Plan

In April 2014, our Board adopted and the Shareholders approved the IRADIMED CORPORATION 2014 Equity Incentive Plan (the “2014 Plan”).  1,000,000 shares of common stock have been reserved for issuance under the 2014 Plan.  Any shares covered by an award that are forfeited, expired, cancelled, settled in cash, settled by issuance of fewer shares than the amount underlying the award, or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the 2014 Plan.  The following types of awards are available for grant under the 2014 Plan: ISOs, non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock-based awards and cash awards.  Unless earlier terminated by our Board, the authority to make grants under the 2014 Plan will terminate on April 14, 2024.

Eligibility to participate in the 2014 Plan is limited to such employees, officers, directors, consultants and advisors of the Company, or of any affiliate, as our Board may determine and designate from time to time.  The exercise price per share of an ISO or NSO (together, “Options”) will in no event be less than 100% of the fair market value per share of our stock underlying the award on the grant date.  The grant price of a SAR will be fixed at the fair market value of a share of stock on the date of grant. Our Board determines when an Option or SAR will become exercisable and includes such information in the award agreement.  Options and SARs will expire at such time as our Board determines; provided, however that no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Shareholder, not more than five years from the date of grant.

As of December 31, 2018, 226,501 restricted stock units and 137,023 options to purchase shares of common stock were issued and outstanding under the 2014 Plan.

Limitations of Director Liability and Indemnification of Directors, Officers, and Employees

As permitted by the Delaware General Corporation Law, provisions in our charter and amended and restated bylaws limit or eliminate the personal liability of our directors.  Consequently, directors will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•                  any breach of the director’s duty of loyalty to us or our stockholders;

•                  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•                  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

•                  any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies, such as an injunction or rescission.

In addition, our charter and amended and restated bylaws provide that:

•                  we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions, including an exception for indemnification in connection with a proceeding (or counterclaim) initiated by such persons; and

•                  we will advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to limited exceptions.

We maintain general liability insurance that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons who control our company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty.  These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders.  Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.  We believe that these provisions and the insurance are necessary to attract and retain talented and experienced directors and officers.

Director Compensation

We compensate non-employee members of the Board of Directors.  Directors who are also employees do not receive cash or equity compensation for service on the Board of Directors in addition to compensation payable for their service as our employees.  The non-employee members of our Board of Directors are reimbursed for travel, lodging, and other reasonable expenses incurred in attending Board of Directors or committee meetings.

The following table sets forth summary information concerning the compensation awarded to, paid to, or earned by the non-employee members of our Board of Directors for the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Anthony Vuoto	$52,500	$100,000	—	—	$152,500
Monty Allen	$55,000	$100,000	—	—	$155,000
Jonathan Kennedy(1)	$47,500	$100,000	—	—	$147,500

(1)         Mr. Kennedy was a director during Fiscal Year 2018 but is not standing for re-election at this year’s annual meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2018, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described above in “Executive and Director Compensation,” the following is a description of each transaction since January 1, 2018 and each currently proposed transaction in which (i) we have been or are to be a participant, (ii) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end, and (iii) any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate families or persons sharing their household had or will have a direct or indirect material interest.

Lease of Property from CEO

In January 2014, we entered into a lease, commencing July 1, 2014, for a new facility in Winter Springs, Florida owned by Susi, LLC, an entity controlled by our president and CEO, Roger Susi. Pursuant to the terms of our lease for this property, the monthly base rent is $34,133, adjusted annually for changes in the consumer price index. The initial term of the lease expires on May 31, 2019. The lease will automatically renew for two successive terms of five years each beginning in 2019 and again in 2024, and thereafter, will be renewed for successive terms of one year each unless we give notice at least 90 days prior to the end of a term or the landlord gives us notice at least 30 days prior to the end of the term.

Policies and Procedures for Related Party Transactions

In April 2014, we established an audit committee and adopted an audit committee charter.  Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest.  For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or a greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.  Our audit committee charter provides that the audit committee shall review and approve or disapprove any related party transactions

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of March 31, 2019, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and our named executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.  Except as otherwise noted, the address of each person or entity in the following table is c/o IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percentage
5% Stockholders
Directors and Named Executive Officers (1)
Roger Susi(2)	5,821,000	(2)	52.2%
Chris Scott(3)	47,971		*	%
John McCreery(4)	32,808		*	%
Brent Johnson(5)	662,371		5.6%
Francis Casey(6)	74,505		*	%
Steve Nardi(7)	1,250		*	%
Louis Waldman(8)	62,005		*	%
Monty Allen(9)	33,663		*	%
Anthony Vuoto	20,317		*	%
Jonathan Kennedy	17,301		*	%
All directors and named executive officers as a group (10 persons)	6,773,191		56.8%

*Indicates less than one percent.

(1)                   Percentage of ownership is based on 11,144,196 shares of our common stock issued and outstanding as of March 31, 2019. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)                   Includes 1,075,000 shares of common stock held by the Roger E. Susi Revocable Trust, 2,362,500 shares of common stock held by the Matthew Susi 2008 Dynasty Trust, and 2,362,500 shares of common stock held by the Phillip Susi 2008 Dynasty Trust. Roger Susi is the settlor and trustee of the Roger E. Susi Revocable Trust. Roger Susi is the settlor of the Matthew Susi 2008 Dynasty Trust and the Phillip Susi 2008 Dynasty Trust, which are irrevocable, but for which Roger Susi holds rights as the settlor to substitute the assets of the trusts in certain circumstances. J. Richard Susi, the brother of Roger Susi, is the trustee for the Matthew Susi 2008 Dynasty Trust and the Phillip Susi 2008 Dynasty Trust.

(3)                   Includes 35,000 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

(4)                   Includes 15,625 shares of common stock issuable upon vesting of restricted stock units that will vest within 60 days.

(5)                   Includes 661,003 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

(6)                   Includes 22,500 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

(7)                   Includes 1,250 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

(8)                   Includes 35,000 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

(9)                   Includes 10,000 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined by our Board in accordance with NASDAQ and SEC standards.  The Audit Committee has certain duties and powers as described in its written charter adopted by the Board.  A copy of the charter can be found on our website at www.iradimed.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, relating to financial accounting and reporting, the evaluation and engagement of our independent registered public accountants, and assessing the adequacy of internal controls.  Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal control over financial reporting, and disclosure controls and procedures.  The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management our audited financial statements for the year ended December 31, 2018.  In addition, the Audit Committee has discussed with RSM US LLP, our independent auditors, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has met separately with management and with RSM US LLP.  The Audit Committee has also received the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence, and has discussed with RSM US LLP its independence.

Based on the review and discussions referred to above and relying thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2020 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than December 31, 2019 (unless the date of the 2020 annual meeting of Stockholders is not within thirty (30) days of June 14, 2020, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2020 annual meeting).  Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our holders of Common Stock are not entitled to dissenters’ rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On March 7, 2019, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  We have enclosed the Annual Report with this proxy statement.  The Annual Report includes our audited financial statements for the fiscal year ended December 31, 2018, along with other financial information and management discussion which we urge you to read carefully.

2019 MEETING PROXY MATERIALS; RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.iradimed.com and at www.proxyvote.com.  We intend to publish final results from the 2019 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four business days from the 2019 Meeting, or as amended thereafter.  You may obtain a copy of this and other reports free of charge by calling us at (407) 677-8022 or visiting www.iradimed.com or calling the SEC at (800) 732-0330 or visiting http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Proxy Statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders.  The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 1025 Willa Springs Drive, Winter Springs, FL 32708 Attention:  Chris Scott or telephoning us at (407) 677-8022.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting.  However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Chris Scott
Chris Scott
Corporate Secretary
Dated: April 30, 2019
Winter Springs, Florida

IRADIMED CORPORATION 1025 WILLA SPRINGS DRIVE WINTER SPRIGS, FL 32708

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PAGE 1 OF 2
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:				For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				☐	☐	☐
1.	Election of Directors

Nominees

01	Roger Susi	02	Monty Allen		03	Anthony Vuoto		04	James Hawkins

The Board of Directors recommends you vote FOR the following proposal:										For	Against	Abstain

2.	Approve the reappointment of RSM US, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.									☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)					Yes	No	☐

Please indicate if you plan to attend this meeting					☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

JOB #

Signature [PLEASE SIGN WITHIN BOX]			Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com

IRADIMED CORPORATION Annual Meeting of Stockholders June 14, 2019 10:00 AM This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of iRadimed Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Roger Susi, our President and Chief Executive Officer, and Christopher Scott, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of iRadimed Corporation to be held on June 14, 2019, at 10:00 am, local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side